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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 6, 2004






                               LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)





         ILLINOIS                   0-17363                   36-3442829
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(State or other jurisdiction      (Commission             (I.R.S. Employer
    of incorporation)             File Number)            Identification No.)





                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010





                                       N/A
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          (Former name or former address, if changed since last report)




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                               LIFEWAY FOODS, INC.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (c)  Exhibits.  The following exhibits are filed with this report:

              Exhibit 99.1 - Press Release dated July 6, 2004.






ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 6, 2004, Lifeway Foods, Inc. (the "Company") issued a press release regarding its intent to acquire a privately-held gourmet cream cheese producer based in the Philadelphia area. The press release is attached to this filing as Exhibit 99.1 and incorporated by reference herein.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated: July 6, 2004        LIFEWAY FOODS, INC.


                                    By: /s/ Julie Smolyansky
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                                        Julie Smolyansky
                                        Chief Executive Officer, Chief Financial
                                        and Accounting Officer, President,
                                        Treasurer and Director